UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 – December 31, 2018

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	8
Disclosure of Fund Expenses	9
Schedule of Investments
James Balanced: Golden Rainbow Fund	10
James Small Cap Fund	21
James Mid Cap Fund	24
James Micro Cap Fund	27
James Aggressive Allocation Fund	29
James Long-Short Fund	33
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	47
James Balanced: Golden Rainbow Fund - Institutional Class	48
James Small Cap Fund	49
James Mid Cap Fund	50
James Micro Cap Fund	51
James Aggressive Allocation Fund	52
James Long-Short Fund	53
Notes to Financial Statements	54
Additional Information	63
Privacy Policy	64

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.jamesfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-995-2637 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.jamesfunds.com.

James Advantage Funds	Shareholder Letter

December 31, 2018 (Unaudited)

LETTER TO THE SHAREHOLDERS OF THE JAMES ADVANTAGE FUNDS

What started out as a very promising year for the markets suddenly changed in the later stages of 2018. Investors were riding a wave of euphoria and many even began to face the Fear of Missing Out. At year end, however, stocks and bonds both had negative returns for the calendar year while the only asset class with a positive return for calendar 2018 was cash.

The Markets Over the Past Six Months

The second half of 2018, in retrospect, looks like two separate time periods for the markets. During July, August and September, the major market indices continued to advance and set new highs. Corporate earnings were growing at a healthy rate and the U.S. economy followed suit, all while unemployment was moving to new lows. Almost as suddenly, we flipped the page of the calendar from September to October and the markets flipped as well. October, November and December were difficult times for stock holders as those old highs were a thing of the past. In the second half of calendar 2018, the Russell 1000® Index declined 7.43% and the NASDAQ fell by 11.14%. These both pale in comparison to the decline of 17.35% experienced by the Russell 2000® Index, which is comprised of small capitalization stocks.

While stocks were falling, fixed income investments (bonds) fared a little better in the second half of calendar 2018. Case in point, the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index posted a positive return of 1.87% over the same timeframe.

Investment Goals and Objectives

The Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Balanced: Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 55 percent of the net assets. Bonds held in the fund must be rated Baa2 by Moody’s/BBB by Standard & Poor’s (S&P) or higher at the time of purchase. The Balanced: Golden Rainbow Fund may hold municipal bonds, but generally buys them when they are attractively priced compared with taxable bonds.

The Balanced: Golden Rainbow Fund’s benchmark is a blend of 25% Russell 1000® Index, 25% Russell 2000® Index and 50% Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Balanced: Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides a true representation from both large, mid and small capitalization stocks as well as a fixed income component. The Aggressive Allocation Fund seeks to provide total return through a combination of growth and income, but preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Balanced: Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% Russell 3000® Index and 35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index.

The Small Cap Fund, Mid Cap Fund, Long-Short Fund and Micro Cap Fund each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The funds have the following benchmarks: the Russell 2000® Index for the Small Cap Fund, the Russell Midcap® Index for the Mid Cap Fund, the Russell Microcap® Index for the Micro Cap Fund and the Russell 3000® Index for the Long-Short Fund.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser”), commenced operations in 1972 and became known as a value manager, identifying stocks with good relative valuations, profitability and price momentum. The Adviser’s research, along with much academic research, supports the view value investing tends to outperform growth investing over the longer-run. While some growth stocks may have astronomical returns, many eventually succumb to too much optimism and speculative investing and produce sharply inferior long-term results. The dot-com stocks in 2000 and real estate stocks in 2008 bear this out. James Investment Research, Inc. ranks stocks based on their value characteristics and chooses those ranked highly for inclusion in the James Advantage Funds’ portfolios. The short selection works in the reverse manner, seeking to short securities that are ranked as expensive and show relatively poor earnings.

The Adviser has no soft-dollar arrangements, and does not purchase research from any broker/dealers.

The James Advantage Funds offer several different styles, but they all use the Adviser’s “bargain” or value approach to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Balanced: Golden Rainbow Fund in terms of allocation to stocks, but still can seek to reduce that risk in anticipation of a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Balanced: Golden Rainbow Fund.

Semi-Annual Report | December 31, 2018	1

Shareholder Letter	James Advantage Funds

December 31, 2018 (Unaudited)

The Long-Short Fund may vary its portfolio holdings significantly, including by being 100% long in stocks with no short positions nor bond positions. It may use bonds to diversify the portfolio, but it primarily uses short positions in stocks the Adviser believes to be over-valued. To that extent, the Fund may hold short positions even when the Adviser is positive on the broader stock market.

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Mid Cap, Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are all-equity products, they are intrinsically riskier than other products holding bonds and we believe shareholder should expect relatively greater volatility in Net Asset Value (NAV) prices and a higher standard deviation of returns. Still, these portfolios hold stocks that are ranked highly by the Adviser’s models and pass a thorough review by the Adviser’s researchers and portfolio managers.

Strategy for Meeting Fund Objectives

The stock market can be a risky place. The Adviser has always held to the belief preservation of capital in down markets is the key to long-term investment success. Hence, the Balanced: Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. Bonds, in general, are uncorrelated with stocks, thus providing asset class diversification as well an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Balanced: Golden Rainbow Fund has always held a significant position in bonds.

The Small Cap Fund, Mid Cap Fund, Long-Short Fund, and Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 8,500 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

Rising bond yields mean falling bond prices, so a balanced portfolio could see returns hurt when the Federal Reserve is raising interest rates. The Balanced: Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. While it is unusual for portfolios of high quality bonds to lose money, they should be expected to post low returns in a rising rate environment. Over the six-month period ended December 31, 2018, the retail shares of the Balanced: Golden Rainbow Fund declined 8.11% and the institutional share class declined 8.03%. The Fund’s benchmark declined 5.27%. The Balanced: Golden Rainbow Fund paid out a regular dividend every quarter. The retail class shares paid 7.33 cents/share in September and 6.95 cents/share in December. The institutional class shares paid 8.98 cents/share in September and 8.38 cents/share in December. In addition, in December the Balanced: Golden Rainbow Fund paid all shareholders a long-term capital gains distribution of $1.819 per share as well as a short-term capital gain of $0.129 per share.

Over the six months ended December 31, 2018, the Small Cap Fund declined 24.17% while its benchmark, the Russell 2000® Index, fell 17.35%. The Small Cap Fund’s had an annual long-term capital gain payout in December of $1.717 per share and a short-term capital gain payout of $0.419 per share. The Small Cap Fund did not pay an ordinary dividend for the year.

In December, the Mid Cap Fund paid a short-term capital gain of 79.26 cents per share and a long-term capital gain of 34.46 cents per share. Shareholders who held the Mid Cap Fund for the full six months ending December 31, 2018, saw a decline of 22.16%. The Fund’s benchmark, the Russell Midcap® Index, fell 11.14%.

The Micro Cap Fund declined 19.59% for the six months ended December 31, 2018. Its benchmark, the Russell Microcap® Index fell 21.49%. The Fund paid a long-term capital gain dividend in December of 90.68 cents per share.

The Long-Short Fund may employ a short-selling strategy, but it may also run other short position-based approaches including a “130/30” position. This means it can maintain 100% net long exposure by investing 130% of its net assets in long positions and 30% of its net assets in short positions. The Long-Short Fund will only use this strategy when its risk indicators favor doing so. At any one time, the Long-Short Fund can have up to 100% of its total assets (including any borrowings) invested in long positions or short positions. The Long-Short Fund declined 12.19% over the six months ended December 31, 2018 compared to a decline of 8.20% in the Russell 3000® Index. Included in the Fund’s total six-month return is an ordinary dividend of 5.58 cents per share. The Long-Short Fund did not pay a capital gain distribution in 2018.

The Aggressive Allocation Fund is like the Balanced: Golden Rainbow Fund in the sense its strategy requires it to hold both stocks and bonds. However, it is a much more aggressive fund and generally will hold a higher allocation to stocks than the Balanced: Golden Rainbow Fund. Its benchmark is a blend of 65% Russell 3000® Index and 35% Bloomberg Barclays Capital U.S. Aggregate Government/Credit Bond Index. The Aggressive Allocation Fund paid an ordinary dividend of 8.86 cents per share in December. No capital gain distribution was paid. For the six months ended December 31, 2018, the Aggressive Allocation Fund declined 11.36% while its benchmark blend lost 4.69%.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter

December 31, 2018 (Unaudited)

Expectations for the Future

Much of calendar 2018 was very humbling for the James Advantage Funds as value-based investments lagged their growth based brethren. However, we are as committed as ever to the value-based approach which has been shown to be profitable over long periods of time. The inflated large cap growth sector may continue to be under some pressure as the recent pullback in stocks may just be the beginning. We continue to see the “darlings” of the stock market trading at high price multiples, which is an area of concern. The recent correction in the market however might be viewed as somewhat of a blessing to value investors as the pullback in the market may also have created a change in leadership. Investors may have the opportunity to get back to the origins of investing, looking for those stocks with reasonable valuations as well as consistent earnings.

Issues encountered already in 2019 abound; the Government Shut Down, Trade Tariffs with China and Rising Interest Rates are all areas of concern as we start the New Year. Should we see strides in any of those areas, we could see the market react in a favorable manner. It is possible those issues have created a good buying opportunity which could propel the market ahead.

As one of the most famous investors states time and time again “Be fearful when others are greedy and be greedy when others are fearful.” Thank you for your continued support and confidence in the James Advantage Funds.

Brian P. Shepardson Secretary

Brian Shepardson is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesfunds.com.

NASDAQ is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Standard deviation is a measure of the dispersion of a set of data from its mean and is one of the key fundamental risk measures used in the financial services industry.

Credit ratings apply the underlying holdings of the Fund, and not to the Fund itself. Moody’s studies the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency's opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Standard & Poor’s provides credit ratings on bonds, countries, and other investments. The S&P rating describes the general creditworthiness of a company, city, or country that issues debt and how likely the debt will be repaid. The rating is a letter grade with AAA being the best and D being the worst.

Diversification does not eliminate the risk of experiencing investment loss.

ALPS Distributors, Inc. 1290 Broadway, Ste. 1100, Denver, CO 80203 (Member FINRA). ALPS is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2018	3

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Balanced: Golden Rainbow – Retail Class	-10.52%	1.01%	5.10%	7.05%
Blended Index(2)	-3.22%	4.33%	8.05%	7.70%
S&P 500® Index(2)	-4.38%	8.49%	13.12%	9.34%
Russell 1000® Index	-4.78%	8.21%	13.28%	9.51%
Russell 2000® Index	-11.01%	4.41%	11.97%	9.36%
Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index	0.88%	1.86%	2.90%	5.15%

(1)	Inception was July 1, 1991.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P 500® Index to the Blended Index (25% Russell 1000® Index; 25% Russell 2000® Index; 50% Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.00%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Balanced: Golden Rainbow – Institutional Class	-10.32%	1.26%	6.99%
Blended Index(2)	-3.22%	4.33%	9.73%
S&P 500® Index(2)	-4.38%	8.49%	16.26%
Russell 1000® Index	-4.78%	8.21%	16.37%
Russell 2000® Index	-11.01%	4.41%	15.71%
Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index	0.88%	1.86%	3.01%

(1)	Inception was March 2, 2009.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P 500® Index to the Blended Index (25% Russell 1000® Index; 25% Russell 2000® Index; 50% Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 0.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-24.42%	-1.98%	8.53%	6.40%
Russell 2000® Index	-11.01%	4.41%	11.97%	8.32%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Mid Cap Fund	-24.49%	-0.55%	8.30%	3.59%
Russell Midcap® Index(2)	-9.06%	6.26%	14.03%	7.69%
S&P MidCap 400® Value Index(2)	-11.88%	5.56%	12.82%	7.24%

(1)	Fund inception was June 30, 2006.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P MidCap 400® Value Index to Russell Midcap® Index. The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index.

The Russell 2000® Index, S&P MidCap Value 400® Index and Russell Midcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2018	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

December 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Micro Cap Fund	-16.56%	2.32%	8.26%
Russell Microcap® Index	-13.08%	3.08%	10.80%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	Since Inception(1)
James Aggressive Allocation Fund	-13.31%	-1.06%
Blended Index(2)	-3.29%	5.46%
Russell 3000® Index(2)	-5.24%	7.00%
Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index	-0.42%	2.12%

(1)	Fund inception was July 1, 2015.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the Russell 3000® Index to the Blended Index (35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index, 65% Russell 3000® Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.01%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of U.S. stocks. The index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index, Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Fund and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

December 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Long-Short Fund	-17.06%	-0.23%	3.31%
Russell 3000® Index(2)	-5.24%	7.91%	10.75%
S&P 500® Index(2)	-4.38%	8.49%	11.14%

(1)	Fund inception was May 23, 2011.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P 500® Index to the Russell 3000® Index. The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.61%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 3000® Index is a stock market index of U.S. Stocks. The index measures the performance of 3,000 publicly held U.S companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index and Russell 3000® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2018	7

Representation of Schedules of Investments	James Advantage Funds

December 31, 2018 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)*

(Cash and Cash Equivalents and Other Assets in Excess of Liabilities not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

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James Advantage Funds	Disclosure of Fund Expenses

December 31, 2018 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2018(a)	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.04%	$1,000.00	$918.90	$5.03
Retail Class Hypothetical (5% return before expenses)	1.04%	$1,000.00	$1,019.96	$5.30
Institutional Class Actual	0.79%	$1,000.00	$919.70	$3.82
Institutional Class Hypothetical (5% return before expenses)	0.79%	$1,000.00	$1,021.22	$4.02
James Small Cap Fund
Actual	1.50%	$1,000.00	$758.30	$6.65
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63
James Mid Cap Fund
Actual	1.50%	$1,000.00	$778.40	$6.72
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63
James Micro Cap Fund
Actual	1.50%	$1,000.00	$804.10	$6.82
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.64	$7.63
James Aggressive Allocation Fund
Actual	0.98%	$1,000.00	$886.40	$4.66
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.27	$4.99
James Long-Short Fund
Actual	1.56%(c)	$1,000.00	$877.40	$7.38
Hypothetical (5% return before expenses)	1.56%(c)	$1,000.00	$1,017.34	$7.93

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.
(c)	Dividend and interest expense on securities sold short and interest expense totaled 0.06% (annualized) of average net assets for the six months ended December 31, 2018. Total annual operating expense of 1.56% includes the 0.06% of dividend and interest expense.

Semi-Annual Report | December 31, 2018	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-39.13%
	Basic Materials-3.21%
39,220	Alcoa Corp.*	$1,042,468
12,695	Arch Coal, Inc., Class A	1,053,558
53,670	Avery Dennison Corp.	4,821,176
25,500	Brady Corp., Class A	1,108,230
132,280	Celanese Corp.	11,901,232
41,140	Chemours Co.	1,160,971
138,210	Cleveland-Cliffs, Inc.*	1,062,835
88,270	CNX Resources Corp.*	1,008,043
60,900	Commercial Metals Co.	975,618
33,400	Cooper Tire & Rubber Co.	1,079,822
28,690	Domtar Corp.	1,007,880
326,865	Freeport-McMoRan, Inc.	3,369,978
49,600	Harsco Corp.*	985,056
58,060	Huntsman Corp.	1,119,977
25,610	International Paper Co.	1,033,620
30,655	Kennametal, Inc.	1,020,198
50,000	Louisiana-Pacific Corp.	1,111,000
12,750	LyondellBasell Industries NV, Class A	1,060,290
34,655	Mosaic Co.	1,012,273
44,670	National General Holdings Corp.	1,081,461
44,334	Newmont Mining Corp.	1,536,173
19,160	Nucor Corp.	992,680
35,350	Steel Dynamics, Inc.	1,061,914
55,960	United States Steel Corp.	1,020,710
		42,627,163

	Communications-0.23%
23,000	CBS Corp., Class B	1,005,560
48,800	Interpublic Group of Cos., Inc.	1,006,744
25,500	Liberty Expedia Holdings, Inc., Class A*	997,305
		3,009,609

	Consumer, Cyclical-7.56%
57,225	Abercrombie & Fitch Co., Class A	1,147,361
17,000	Alaska Air Group, Inc.	1,034,450
19,680	AMC Networks, Inc., Class A*	1,080,038
57,370	American Eagle Outfitters, Inc.	1,108,962
16,160	Asbury Automotive Group, Inc.*	1,077,226
26,305	Atlas Air Worldwide Holdings, Inc.*	1,109,808
1,300	AutoZone, Inc.*	1,089,842
156,460	Best Buy Co., Inc.	8,286,122
19,900	BJ's Restaurants, Inc.	1,006,343
58,625	Bloomin' Brands, Inc.	1,048,801
67,540	BMC Stock Holdings, Inc.*	1,045,519
22,205	Brinker International, Inc.	976,576
73,210	Callaway Golf Co.	1,120,113
28,100	Cinemark Holdings, Inc.	1,005,980
15,250	CVS Health Corp.	999,180
8,535	Deckers Outdoor Corp.*	1,092,053
25,000	Delta Air Lines, Inc.	1,247,500
31,905	Dick's Sporting Goods, Inc.	995,436
17,400	Dillard's, Inc., Class A	1,049,394
36,520	DISH Network Corp., Class A*	911,904

See Notes to Financial Statements.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Cyclical (continued)
43,945	DSW, Inc., Class A	$1,085,441
51,725	Federal Signal Corp.	1,029,327
21,770	Foot Locker, Inc.	1,158,164
42,115	Gap, Inc.	1,084,882
29,900	General Motors Co.	1,000,155
35,515	G-III Apparel Group, Ltd.*	990,513
65,190	Gray Television, Inc.*	960,901
20,930	Group 1 Automotive, Inc.	1,103,430
31,400	Harley-Davidson, Inc.	1,071,368
143,224	Hawaiian Holdings, Inc.	3,782,546
18,260	Herbalife Nutrition, Ltd.*	1,076,427
16,995	Kohl's Corp.	1,127,448
37,500	L Brands, Inc.	962,625
72,075	Laureate Education, Inc., Class A*	1,098,423
14,700	Lithia Motors, Inc., Class A	1,122,051
34,125	Macy's, Inc.	1,016,243
30,700	Malibu Boats, Inc., Class A*	1,068,360
26,500	McDonald's Corp.	4,705,605
38,133	MDC Holdings, Inc.	1,071,919
75,535	Michaels Cos., Inc.*	1,022,744
44,155	MSG Networks, Inc., Class A*	1,040,292
40,370	Navistar International Corp.*	1,047,602
12,710	Nexstar Media Group, Inc., Class A	999,514
22,265	Nordstrom, Inc.	1,037,772
26,875	Penske Automotive Group, Inc.	1,083,600
40,005	PulteGroup, Inc.	1,039,730
53,495	Qurate Retail, Inc.*	1,044,222
10,320	Ralph Lauren Corp.	1,067,707
32,905	Rush Enterprises, Inc., Class A	1,134,564
59,005	Sally Beauty Holdings, Inc.*	1,006,035
33,245	Signet Jewelers, Ltd.	1,056,194
39,000	Sinclair Broadcast Group, Inc., Class A	1,027,260
23,705	SkyWest, Inc.	1,054,161
18,200	Spirit Airlines, Inc.*	1,054,144
71,300	Steelcase, Inc., Class A	1,057,379
77,685	Tailored Brands, Inc.	1,059,623
24,170	Target Corp.	1,597,395
62,900	Taylor Morrison Home Corp., Class A*	1,000,110
89,200	TEGNA, Inc.	969,604
89,535	TRI Pointe Group, Inc.*	978,618
12,215	United Continental Holdings, Inc.*	1,022,762
31,790	Urban Outfitters, Inc.*	1,055,428
38,925	Viacom, Inc., Class B	1,000,373
14,100	Walgreens Boots Alliance, Inc.	963,453
147,535	Walmart, Inc.	13,742,885
35,000	Walt Disney Co.	3,837,750
9,300	Whirlpool Corp.	993,891
33,105	Wolverine World Wide, Inc.	1,055,718
		100,998,966

	Consumer, Non-cyclical-6.27%
12,500	AbbVie, Inc.	1,152,375
81,935	Anthem, Inc.	21,518,589
24,670	Archer-Daniels-Midland Co.	1,010,730

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
24,310	Cal-Maine Foods, Inc.	$1,028,313
22,600	Cardinal Health, Inc.	1,007,960
38,420	Cardtronics PLC, Class A*	998,920
17,335	FTI Consulting, Inc.*	1,155,204
110,375	Gannett Co., Inc.	941,499
1,600	Graham Holdings Co., Class B	1,024,928
41,340	H&R Block, Inc.	1,048,796
8,545	HCA Healthcare, Inc.	1,063,425
7,845	Helen of Troy, Ltd.*	1,029,107
37,600	Herc Holdings, Inc.*	977,224
69,000	Hertz Global Holdings, Inc.*	941,850
54,900	Horizon Pharma PLC*	1,072,746
198,045	Kroger Co.	5,446,238
56,400	Mallinckrodt PLC*	891,120
9,105	Molina Healthcare, Inc.*	1,058,183
17,800	Molson Coors Brewing Co., Class B	999,648
46,770	Navigant Consulting, Inc.	1,124,819
49,500	Newell Brands, Inc.	920,205
500,000	Pfizer, Inc.	21,825,000
22,100	REGENXBIO, Inc.*	927,095
64,600	Select Medical Holdings Corp.*	991,610
31,600	STAAR Surgical Co.*	1,008,356
54,115	Tenet Healthcare Corp.*	927,531
46,025	TrueBlue, Inc.*	1,024,056
30,200	Tupperware Brands Corp.	953,414
39,900	Tyson Foods, Inc., Class A	2,130,660
12,000	UnitedHealth Group, Inc.	2,989,440
18,400	Universal Corp.	996,360
9,000	Universal Health Services, Inc., Class B	1,049,040
33,600	US Foods Holding Corp.*	1,063,104
23,200	Weis Markets, Inc.	1,108,496
		83,406,041

	Energy-3.00%
35,670	Apache Corp.	936,337
126,900	Archrock Inc	950,481
58,700	California Resources Corp.*	1,000,248
85,950	Carrizo Oil & Gas, Inc.*	970,375
487,940	Chesapeake Energy Corp.*	1,024,674
31,100	Chevron Corp.	3,383,369
16,300	Cimarex Energy Co.	1,004,895
43,780	ConocoPhillips	2,729,683
31,695	CVR Energy, Inc.	1,092,844
571,455	Denbury Resources, Inc.*	977,188
11,100	EOG Resources, Inc.	968,031
15,000	Exxon Mobil Corp.	1,022,850
146,565	Gulfport Energy Corp.*	960,001
174,210	Helix Energy Solutions Group, Inc.*	942,476
19,910	HollyFrontier Corp.	1,017,799
119,500	Keane Group, Inc.*	977,510
289,615	Laredo Petroleum, Inc.*	1,048,406
58,920	Mammoth Energy Services, Inc.	1,059,382
73,360	Newfield Exploration Co*	1,075,458
51,300	Noble Energy, Inc.	962,388

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Energy (continued)
100,440	NOW, Inc.*	$1,169,122
16,700	Occidental Petroleum Corp.	1,025,046
65,265	Phillips 66	5,622,580
168,310	QEP Resources, Inc.*	947,585
96,935	Range Resources Corp.	927,668
42,330	Renewable Energy Group, Inc.*	1,087,881
231,305	SRC Energy, Inc.*	1,087,134
61,810	Unit Corp*	882,647
44,400	Warrior Met Coal, Inc.	1,070,484
44,000	Whiting Petroleum Corp.*	998,360
48,250	World Fuel Services Corp.	1,033,033
		39,955,935

	Financial-5.31%
24,425	Aaron's, Inc.	1,027,071
60,000	Aflac, Inc.	2,733,600
32,200	Air Lease Corp.	972,762
60,915	Aircastle, Ltd.	1,050,175
46,050	Ally Financial, Inc.	1,043,493
37,390	American Equity Investment Life Holding Co.	1,044,677
28,400	Assured Guaranty, Ltd.	1,087,152
13,955	Capital One Financial Corp.	1,054,858
9,875	Cigna Corp.	1,875,396
25,820	Employers Holdings, Inc.	1,083,665
31,715	Essent Group, Ltd.*	1,084,019
4,800	Everest Re Group, Ltd.	1,045,248
42,900	Federated Investors, Inc., Class B	1,138,995
6,180	Goldman Sachs Group, Inc.	1,032,369
30,900	Hamilton Lane, Inc., Class A	1,143,300
8,100	Jones Lang LaSalle, Inc.	1,025,460
149,470	JPMorgan Chase & Co.	14,591,261
56,365	Kennedy-Wilson Holdings, Inc.	1,024,152
20,300	Lincoln National Corp.	1,041,593
31,500	Marcus & Millichap, Inc.*	1,081,395
26,270	MetLife, Inc.	1,078,646
104,245	MGIC Investment Corp.*	1,090,403
26,200	Morgan Stanley	1,038,830
3,600	National Western Life Group, Inc.	1,082,520
74,030	Nelnet, Inc., Class A	3,874,730
0.2125	Newmark Group, Inc., Class A	2
61,950	NMI Holdings, Inc., Class A*	1,105,808
50,800	Old Republic International Corp.	1,044,956
43,480	OneMain Holdings, Inc.*	1,056,129
17,290	Progressive Corp.	1,043,106
65,745	Radian Group, Inc.	1,075,588
7,900	RenaissanceRe Holdings, Ltd.	1,056,230
61,795	Santander Consumer U.S.A. Holdings, Inc.	1,086,974
31,600	State Auto Financial Corp.	1,075,664
44,800	Synchrony Financial	1,051,008
54,000	TCF Financial Corp.	1,052,460
34,560	Triton International, Ltd.	1,073,779
27,220	Universal Insurance Holdings, Inc.	1,032,182
236,100	Unum Group	6,936,618
26,210	Voya Financial, Inc.	1,052,069

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
59,270	Waddell & Reed Financial, Inc., Class A	$1,071,602
60,465	Western Union Co.	1,031,533
10,700	World Acceptance Corp.*	1,094,182
26,000	Zions Bancorp NA	1,059,240
		70,344,900

	Industrial-3.63%
29,900	Aerojet Rocketdyne Holdings, Inc.*	1,053,377
24,445	Allison Transmission Holdings, Inc.	1,073,380
106,640	American Axle & Manufacturing Holdings, Inc.*	1,183,704
29,315	ArcBest Corp.	1,004,332
18,217	Caterpillar, Inc.	2,314,834
20,095	Clean Harbors, Inc.*	991,688
24,030	Comfort Systems USA, Inc.	1,049,630
8,055	Cummins, Inc.	1,076,470
75,800	Dana, Inc.	1,033,154
1	Delphi Technologies PLC	14
35,700	Electro Scientific Industries, Inc.*	1,069,572
22,300	Encore Wire Corp.	1,119,014
17,400	EnPro Industries, Inc.	1,045,740
15,600	Expeditors International of Washington, Inc.	1,062,204
20,520	Generac Holdings, Inc.*	1,019,844
29,620	Hub Group, Inc., Class A*	1,098,013
5,345	Huntington Ingalls Industries	1,017,207
17,400	Keysight Technologies, Inc.*	1,080,192
75,500	Kratos Defense & Security Solutions, Inc.*	1,063,795
11,100	Lear Corp.	1,363,746
175,890	Magna International, Inc.	7,994,201
32,020	Matson, Inc.	1,025,280
64,075	Meritor, Inc.*	1,083,508
16,325	Oshkosh Corp.	1,000,886
7,100	Parker-Hannifin Corp.	1,058,894
65,000	PGT Innovations, Inc.*	1,030,250
14,375	Reliance Steel & Aluminum Co.	1,023,069
88,940	United Rentals, Inc.*	9,119,018
35,300	Werner Enterprises, Inc.	1,042,762
26,315	Westrock Co.	993,654
6,495	Zebra Technologies Corp., Class A*	1,034,199
		48,125,631

	Technology-6.73%
10,000	Amgen, Inc.	1,946,700
5,200	Apple, Inc.	820,248
35,165	ARRIS International PLC*	1,074,994
121,835	Arrow Electronics, Inc.*	8,400,523
28,735	Avnet, Inc.	1,037,333
68,060	AVX Corp.	1,037,915
51,200	Cabot Microelectronics Corp.	4,881,920
7,000	CACI International, Inc., Class A*	1,008,210
75,300	Cisco Systems, Inc.	3,262,749
217,810	Corning, Inc.	6,580,040
82,680	Cypress Semiconductor Corp.	1,051,690
32,830	Diodes, Inc.*	1,059,096
17,910	DXC Technology Co.	952,275

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Technology (continued)
35,750	Engility Holdings, Inc.*	$1,017,445
38,500	EVERTEC, Inc.	1,104,950
52,100	Exelixis, Inc.*	1,024,807
15,945	Genomic Health, Inc.*	1,027,017
78,135	Hewlett Packard Enterprise Co.	1,032,163
35,800	HMS Holdings Corp.*	1,007,054
50,095	HP, Inc.	1,024,944
63,900	Innoviva, Inc.*	1,115,055
13,130	Integer Holdings Corp.*	1,001,294
354,375	Intel Corp.	16,630,819
15,000	InterDigital, Inc.	996,450
45,700	Jabil, Inc.	1,132,903
60,000	KEMET Corp.	1,052,400
11,680	KLA-Tencor Corp.	1,045,243
54,140	Kulicke & Soffa Industries, Inc.	1,097,418
60,150	Liberty TripAdvisor Holdings, Inc., Class A*	955,784
104,528	Micron Technology, Inc.*	3,316,673
39,750	Microsoft Corp.	4,037,408
8,810	Motorola Solutions, Inc.	1,013,502
116,900	Navient Corp.	1,029,889
43,900	NCR Corp.*	1,013,212
60,900	ON Semiconductor Corp.*	1,005,459
45,740	Sabre Corp.	989,814
28,285	Seagate Technology PLC	1,091,518
42,630	Sykes Enterprises, Inc.*	1,054,240
50,460	Symantec Corp.	953,442
12,800	Tech Data Corp.*	1,047,168
16,200	T-Mobile US, Inc.*	1,030,482
112,580	TTM Technologies, Inc.*	1,095,403
19,955	United States Cellular Corp.*	1,037,061
41,400	Vanda Pharmaceuticals, Inc.*	1,081,782
57,480	Vishay Intertechnology, Inc.	1,035,215
22,235	Wesco International, Inc.*	1,067,280
49,600	Xerox Corp.	980,096
		89,259,083

	Utilities-3.19%
71,860	AES Corp.	1,039,096
22,883	American Electric Power Co., Inc.	1,710,275
35,738	AT&T, Inc.	1,019,963
176,850	CenterPoint Energy, Inc.	4,992,475
65,595	CenturyLink, Inc.	993,764
62,300	Entergy Corp.	5,362,161
118,725	Exelon Corp.	5,354,497
60,378	FirstEnergy Corp.	2,267,194
47,646	New Jersey Resources Corp.	2,175,993
110,473	NRG Energy, Inc.	4,374,731
26,700	OGE Energy Corp.	1,046,373
23,450	Shenandoah Telecommunications Co.	1,037,663
23,400	The Southern Co.	1,027,728
13,290	Southwest Gas Holdings, Inc.	1,016,685
302,970	Southwestern Energy Co.*	1,033,128
31,920	Telephone & Data Systems, Inc.	1,038,677
19,200	UGI Corp.	1,024,320

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
102,280	Verizon Communications, Inc.	$5,750,182
		42,264,905

TOTAL COMMON STOCKS (Cost $480,333,524)		519,992,233

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.20%
220,426	iShares® Gold Trust ETF*	2,709,036

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,669,651)		2,709,036

Shares or Principal Amount		Value
CORPORATE BONDS -7.67%
	Consumer, Cyclical-0.97%
$5,000,000	eBay, Inc., 2.600%, 7/15/22	4,833,383
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	4,947,977
785,000	McDonald's Corp., 5.700%, 2/1/39	880,214
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,306,264
		12,967,838
	Consumer, Non-cyclical-0.37%
3,000,000	Hershey Co., 4.125%, 12/1/20	3,062,730
1,950,000	Keurig Dr Pepper, Inc., 2.530%, 11/15/21	1,886,588
		4,949,318
	Energy-1.41%
3,930,000	Apache Corp., 3.250%, 4/15/22	3,847,093
10,000,000	Equinor ASA, 2.250%, 11/8/19	9,923,363
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,923,044
		18,693,500
	Financial-1.76%
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,275,696
5,000,000	National Australia Bank, Ltd., 2.500%, 5/22/22	4,852,627
5,305,000	US Bank NA Cincinnati, 3M US L + 0.32%, 1/24/20(a)	5,300,772
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	4,919,554
		23,348,649
	Industrial-1.08%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,493,566
10,000,000	General Electric Co., 3M US L + 0.80%, 4/15/20(a)	9,814,012
1,000,000	General Electric Co., 2.700%, 10/9/22	927,877
2,000,000	General Electric Co., 6.875%, 1/10/39	2,094,047
		14,329,502
	Technology-2.08%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,377,207
10,000,000	Apple, Inc., 3M US L + 0.20%, 2/7/20(a)	9,994,860
5,000,000	Intel Corp., 3.300%, 10/1/21	5,052,172
5,000,000	Intel Corp., 2.875%, 5/11/24	4,877,542
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,353,109
		27,654,890
TOTAL CORPORATE BONDS (Cost $101,638,602)		101,943,697

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
MUNICIPAL BONDS-5.89%
	Georgia-0.65%
$3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, Partially Prefunded, 4.500%, 1/1/29(b)	$3,005,760
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	5,582,450
		8,588,210
	Hawaii-0.75%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	9,958,410

	Maryland-0.38%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,012,250

	Ohio-2.62%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,242,294
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,096,750
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,367,450
11,000,000	5.500%, 1/1/51	11,814,660
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,157,140
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	564,990
3,475,000	State of Ohio General Obligation Unlimited Bonds, Series C, 5.000%, 9/1/19	3,548,357
		34,791,641
	Pennsylvania-0.62%
7,050,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 9/15/26	8,288,051

	Texas-0.02%
235,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded 2016, 5.000%, 2/15/34	235,606

	Washington-0.45%
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,046,886

	Wisconsin-0.40%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, Prefunded 5/1/21 @ 100, 5.000%, 5/1/25(b)	5,354,750

TOTAL MUNICIPAL BONDS (Cost $77,928,743)		78,275,804

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-9.59%
	Federal Agricultural Mortgage Corp.-1.22%
$10,000,000	3M US L + 0.08%, 1/3/22(a)	9,983,697
6,177,000	3.150%, 11/9/27	6,164,158
		16,147,855
	Federal Farm Credit Banks-1.53%
10,000,000	2.350%, 5/2/24	9,682,480
5,725,000	2.750%, 11/6/26	5,638,020
5,000,000	3.420%, 5/27/31	4,985,405
		20,305,905
	Federal Home Loan Banks-4.40%
11,250,000	1.200%, 5/23/19	11,187,237
5,000,000	1.600%, 10/22/20	4,910,290
10,000,000	2.875%, 6/13/25	9,976,720

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Federal Home Loan Banks (continued)
$10,000,000	2.620%, 4/28/26	$9,650,020
14,000,000	2.000%, 6/30/31(c)	13,482,672
5,000,000	4.080%, 5/25/33	5,065,550
4,200,000	4.200%, 7/11/33	4,200,046
		58,472,535
	Federal Home Loan Mortgage Corp.-1.12%
5,000,000	2.000%, 8/26/19(c)	4,987,515
10,000,000	1.800%, 4/13/20	9,901,370
		14,888,885
	Tennessee Valley Authority-0.95%
10,000,000	5.250%, 9/15/39	12,569,560

	United States Department of Housing and Urban Development-0.37%
5,000,000	2.050%, 8/1/19	4,978,530

TOTAL U.S. GOVERNMENT AGENCIES (Cost $129,726,637)		127,363,270

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-2.34%
	Fannie Mae Pool-1.98%
8,813,781	3.500%, 9/1/33	8,980,452
18,515,012	2.500%, 1/1/57	17,343,314
		26,323,766
	Fannie Mae REMICS-0.36%
4,710,819	3.500%, 5/25/47	4,790,693

TOTAL MORTGAGE BACKED SECURITIES (Cost $31,567,581)		31,114,459

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-22.39%
	U.S. Treasury Bonds-4.90%
$10,000,000	2.625%, 11/15/20	10,016,600
35,000,000	2.750%, 2/15/28	35,206,636
20,000,000	3.000%, 8/15/48	19,939,876
		65,163,112
	U.S. Treasury Notes-12.37%
50,000,000	2.750%, 2/15/19	50,021,175
25,000,000	1.125%, 2/28/19	24,949,636
30,000,000	1.000%, 11/30/19	29,558,203
60,000,000	2.375%, 4/15/21	59,839,263
		164,368,277
	United States Treasury Inflation Indexed Bonds-5.12%
39,103,400	0.125%, 1/15/22	37,957,778
30,540,900	0.625%, 4/15/23	30,035,082
		67,992,860
TOTAL U.S. TREASURY BONDS & NOTES (Cost $297,125,247)		297,524,249

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount			Value
FOREIGN BONDS-1.85%
		Australia Government Bond-0.53%
AUD	10,000,000	5.250%, 3/15/19	$7,089,340

		New Zealand Government Bond-0.76%
NZD	15,000,000	5.000%, 3/15/19	10,134,008

		Singapore Government Bond-0.56%
SGD	10,000,000	2.250%, 6/1/21	7,408,482

TOTAL FOREIGN BONDS (Cost $27,224,326)			24,631,830

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-12.02%
	Mutual Fund-5.30%
70,426,938	First American Treasury Obligations Fund, Class Z, 7-Day Yield 2.277%	70,426,938

	U.S. Treasury Bill-6.72%
90,000,000	United States Treasury Bill, 2.175%, 4/25/2019(d)	89,305,548

TOTAL SHORT TERM INVESTMENTS (Cost $159,807,063)		159,732,486

TOTAL INVESTMENT SECURITIES-101.08% (Cost $1,308,021,374)		1,343,287,064
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(1.08)%		(14,383,630)
NET ASSETS-100.00%		$1,328,903,434

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(b)	Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.
(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of December 31, 2018.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2018 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.80%

AUD - Australian Dollar

NZD - New Zealand Dollar

SGD - Singapore Dollar

See Notes to Financial Statements.

20	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS-95.20%
	Basic Materials-10.74%
24,065	Boise Cascade Co.	$573,950
142,325	Cleveland-Cliffs, Inc.*	1,094,479
20,400	Louisiana-Pacific Corp.	453,288
61,510	Mercer International, Inc.	642,164
13,500	Norbord, Inc.	358,965
15,900	Orion Engineered Carbons SA	401,952
31,190	Schnitzer Steel Industries, Inc., Class A	672,145
		4,196,943

	Consumer, Cyclical-21.19%
14,300	AMC Networks, Inc., Class A*	784,784
7,790	Atlas Air Worldwide Holdings, Inc.*	328,660
29,600	Bloomin' Brands, Inc.	529,544
13,400	Brinker International, Inc.	589,332
1,450	Children's Place, Inc.	130,631
9,120	Deckers Outdoor Corp.*	1,166,904
22,100	DSW, Inc., Class A	545,870
22,000	Gray Television, Inc.*	324,280
6,610	Group 1 Automotive, Inc.	348,479
6,790	Hawaiian Holdings, Inc.	179,324
14,600	Insight Enterprises, Inc.*	594,950
29,327	MDC Holdings, Inc.	824,382
18,290	Patrick Industries, Inc.*	541,567
12,815	SkyWest, Inc.	569,883
59,795	Tailored Brands, Inc.	815,604
		8,274,194

	Consumer, Non-cyclical-8.17%
34,100	Darling Ingredients Inc*	656,084
10,000	FTI Consulting, Inc.*	666,400
12,205	Magellan Health, Inc.*	694,342
27,200	Mallinckrodt PLC*	429,760
7,235	Tivity Health, Inc.*	179,500
7,100	TriNet Group, Inc.*	297,845
24,900	United Natural Foods, Inc.*	263,691
		3,187,622

	Energy-4.52%
201,925	Chesapeake Energy Corp.*	424,042
127,700	Denbury Resources, Inc.*	218,367
68,905	Gulfport Energy Corp.*	451,328
93,260	Laredo Petroleum, Inc.*	337,601
17,900	Pattern Energy Group, Inc., Class A	333,298
		1,764,636

	Financial-16.51%
18,600	Aaron's, Inc.	782,130
29,830	American Equity Investment Life Holding Co.	833,450
93,370	First BanCorp	802,982
226,420	Genworth Financial, Inc., Class A*	1,055,117
34,100	Ladder Capital Corp., REIT	527,527
4,515	LGI Homes, Inc.*	204,168

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	21

Schedule of Investments	James Small Cap Fund

December 31, 2018 (Unaudited)

Shares		Value
	Financial (continued)
12,595	Piper Jaffray Cos.	$829,255
12,200	Stifel Financial Corp.	505,324
11,000	TPG Specialty Lending, Inc.	198,990
41,430	Xenia Hotels & Resorts, Inc., REIT	712,596
		6,451,539

	Industrial-12.83%
37,910	American Axle & Manufacturing Holdings, Inc.*	420,801
19,855	Encore Wire Corp.	996,324
11,200	Generac Holdings, Inc.*	556,640
9,990	Greenbrier Cos., Inc.	395,005
9,600	H&E Equipment Services, Inc.	196,032
33,455	Meritor, Inc.*	565,724
50,175	Milacron Holdings Corp.*	596,581
38,750	Modine Manufacturing Co.*	418,888
28,700	Owens-Illinois, Inc.*	494,788
29,950	Quad/Graphics, Inc.	368,984
		5,009,767

	Technology-15.36%
19,900	Acorda Therapeutics, Inc.*	310,042
42,595	Blucora, Inc.*	1,134,731
11,143	Deluxe Corp.	428,337
7,700	Genomic Health, Inc.*	495,957
61,420	Innoviva, Inc.*	1,071,779
27,500	KEMET Corp.	482,350
29,800	Kulicke & Soffa Industries, Inc.	604,046
20,715	Nova Measuring Instruments, Ltd.*	471,888
16,700	Sykes Enterprises, Inc.*	412,991
32,100	Vishay Intertechnology, Inc.	578,121
		5,990,242

	Utilities-5.88%
5,100	IDACORP, Inc.	474,606
14,600	New Jersey Resources Corp.	666,782
16,360	PNM Resources, Inc.	672,232
10,500	Portland General Electric Co.	481,425
		2,295,045

TOTAL COMMON STOCKS (Cost $40,916,839)		37,169,988

See Notes to Financial Statements.

22	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares		Value
SHORT TERM INVESTMENTS-7.97%
	Mutual Fund-7.97%
3,112,411	First American Treasury Obligations Fund, Class Z, 7-Day Yield 2.277%	$3,112,411

TOTAL SHORT TERM INVESTMENTS (Cost $3,112,411)		3,112,411

TOTAL INVESTMENT SECURITIES-103.17% (Cost $44,029,250)		40,282,399
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(3.17)%		(1,238,327)
NET ASSETS-100.00%		$39,044,072

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	23

Schedule of Investments	James Mid Cap Fund

December 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS-96.88%
	Basic Materials-12.03%
4,610	Advanced Drainage Systems, Inc.	$111,792
1,645	Arch Coal, Inc., Class A	136,519
5,365	Boise Cascade Co.	127,955
3,190	Cambrex Corp.*	120,454
15,225	Cleveland-Cliffs, Inc.*	117,080
10,265	CNX Resources Corp.*	117,226
3,425	Kennametal, Inc.	113,984
6,055	Louisiana-Pacific Corp.	134,542
5,060	Norbord, Inc.	134,545
4,600	Orion Engineered Carbons SA	116,288
2,715	Trinseo SA	124,293
6,350	United States Steel Corp.	115,824
		1,470,502
	Consumer, Cyclical-33.03%
7,770	Abercrombie & Fitch Co., Class A	155,788
6,370	American Eagle Outfitters, Inc.	123,132
2,110	Asbury Automotive Group, Inc.*	140,653
3,025	Atlas Air Worldwide Holdings, Inc.*	127,625
7,505	Bloomin' Brands, Inc.	134,264
8,145	BMC Stock Holdings, Inc.*	126,085
2,980	Brinker International, Inc.	131,060
8,015	Callaway Golf Co.	122,630
4,020	Dick's Sporting Goods, Inc.	125,424
1,905	Dillard's, Inc., Class A	114,891
4,790	DSW, Inc., Class A	118,313
3,185	Foot Locker, Inc.	169,442
8,865	Gray Television, Inc.*	130,670
2,495	Group 1 Automotive, Inc.	131,536
2,770	Insight Enterprises, Inc.*	112,878
5,785	KB Home	110,494
9,500	Laureate Education, Inc.*	144,780
4,630	MDC Holdings, Inc.	130,149
3,335	Meritage Homes Corp.*	122,461
8,960	Michaels Cos., Inc.*	121,318
6,135	MSG Networks, Inc., Class A*	144,541
4,620	Navistar International Corp.*	119,889
1,860	Nexstar Media Group, Inc., Class A	146,270
2,885	Penske Automotive Group, Inc.	116,323
3,640	Rush Enterprises, Inc., Class A	125,507
2,835	SkyWest, Inc.	126,072
4,090	Toll Brothers, Inc.	134,684
10,790	TRI Pointe Group, Inc.*	117,935
3,945	Tribune Media Co., Class A	179,024
3,590	Urban Outfitters, Inc.*	119,188
3,845	Wolverine World Wide, Inc.	122,617
		4,045,643
	Consumer, Non-cyclical-9.94%
2,965	Cal-Maine Foods, Inc.	125,420
4,635	Cardtronics PLC, Class A*	120,510
3,165	Edgewell Personal Care Co.*	118,213
9,370	Endo International PLC*	68,401

See Notes to Financial Statements.

24	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares		Value
	Consumer, Non-cyclical (continued)
2,005	FTI Consulting, Inc.*	$133,613
5,905	H&R Block, Inc.	149,810
1,190	Helen of Troy, Ltd.*	156,104
6,820	Mallinckrodt PLC*	107,756
6,375	Tenet Healthcare Corp.*	109,268
1,180	United Therapeutics Corp.*	128,502
		1,217,597
	Energy-8.85%
10,605	Carrizo Oil & Gas, Inc.*	119,730
60,080	Chesapeake Energy Corp.*	126,168
68,110	Denbury Resources, Inc.*	116,468
16,435	Gulfport Energy Corp.*	107,649
33,875	Laredo Petroleum, Inc.*	122,628
9,060	Newfield Exploration Co*	132,820
3,115	Nextera Energy Partners LP	134,101
20,345	QEP Resources, Inc.*	114,542
7,525	Unit Corp*	107,457
		1,081,563
	Financial-14.31%
2,840	Aaron's, Inc.	119,422
7,115	Aircastle, Ltd.	122,663
4,125	American Equity Investment Life Holding Co.	115,253
3,235	Employers Holdings, Inc.	135,773
3,755	Essent Group, Ltd.*	128,346
7,060	Kennedy-Wilson Holdings, Inc.	128,280
8,755	Ladder Capital Corp., REIT	135,440
11,570	MGIC Investment Corp.*	121,022
6,665	NMI Holdings, Inc., Class A*	118,970
5,200	OneMain Holdings, Inc.*	126,308
7,415	Radian Group, Inc.	121,309
3,970	Triton International, Ltd.	123,348
3,250	Universal Insurance Holdings, Inc.	123,240
7,235	Waddell & Reed Financial, Inc., Class A	130,809
		1,750,183
	Industrial-7.00%
10,935	American Axle & Manufacturing Holdings, Inc.*	121,379
2,405	Clean Harbors, Inc.*	118,687
4,845	Continental Building Products, Inc.*	123,305
2,555	Generac Holdings, Inc.*	126,984
7,395	KBR, Inc.	112,256
3,955	Matson, Inc.	126,639
7,520	Meritor, Inc.*	127,163
		856,413
	Technology-9.72%
8,390	Acorda Therapeutics, Inc.*	130,716
3,155	Avnet, Inc.	113,896
7,835	AVX Corp.	119,484
4,565	Diodes, Inc.*	147,267
7,215	KEMET Corp.	126,551

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	25

Schedule of Investments	James Mid Cap Fund

December 31, 2018 (Unaudited)

Shares		Value
	Technology (continued)
5,960	Kulicke & Soffa Industries, Inc.	$120,809
3,015	Lumentum Holdings, Inc.*	126,660
3,390	United States Cellular Corp.*	176,178
7,045	Vishay Intertechnology, Inc.	126,880
		1,188,441
	Utilities-2.00%
7,475	Clearway Energy, Inc., Class A	126,477
34,800	Southwestern Energy Co.*	118,668
		245,145

TOTAL COMMON STOCKS (Cost $14,763,781)		11,855,487

Shares		Value
SHORT TERM INVESTMENTS-3.26%
	Mutual Fund-3.26%
398,476	First American Treasury Obligations Fund, Class Z, 7-Day Yield 2.277%	398,476

TOTAL SHORT TERM INVESTMENTS (Cost $398,476)		398,476

TOTAL INVESTMENT SECURITIES-100.14% (Cost $15,162,257)		12,253,963
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.14)%		(16,904)
NET ASSETS-100.00%		$12,237,059

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

26	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS-90.42%
	Basic Materials-5.02%
96,415	Fortuna Silver Mines, Inc.*	$350,951
85,130	Golden Star Resources, Ltd.*	268,159
27,175	Mercer International, Inc.	283,707
11,125	Schnitzer Steel Industries, Inc., Class A	239,744
		1,142,561

	Consumer, Cyclical-14.45%
22,480	Century Communities, Inc.*	388,005
21,640	China Yuchai International, Ltd.	269,202
15,736	Flexsteel Industries, Inc.	347,451
16,185	Haverty Furniture Cos., Inc.	303,954
5,140	Johnson Outdoors, Inc., Class A	301,924
22,950	Kimball International, Inc., Class B	325,660
19,155	M/I Homes, Inc.*	402,638
16,296	Patrick Industries, Inc.*	482,525
42,730	Tilly's, Inc., Class A	464,048
		3,285,407

	Consumer, Non-cyclical-8.07%
15,485	Heidrick & Struggles International, Inc.	482,977
6,562	John B Sanfilippo & Son, Inc.	365,241
16,710	Kelly Services, Inc., Class A	342,221
23,795	Lantheus Holdings, Inc.*	372,392
25,790	United Natural Foods, Inc.*	273,116
		1,835,947

	Energy-3.24%
143,895	Denbury Resources, Inc.*	246,060
119,115	W&T Offshore, Inc.*	490,754
		736,814

	Financial-21.18%
34,645	Ares Commercial Real Estate Corp., REIT	451,771
29,405	Enova International, Inc.*	572,221
44,430	EZCORP, Inc., Class A*	343,444
5,630	Federal Agricultural Mortgage Corp., Class C	340,277
39,460	iStar, Inc., REIT	361,848
9,375	LGI Homes, Inc.*	423,938
33,295	MoneyGram International, Inc.*	66,590
49,515	OFG Bancorp	815,017
6,540	Piper Jaffray Cos.	430,594
11,710	SP Plus Corp.*	345,913
17,590	Universal Insurance Holdings, Inc.	667,013
		4,818,626

	Industrial-21.19%
9,875	ArcBest Corp.	338,317
6,655	Argan, Inc.	251,825
19,605	CAI International, Inc.*	455,424
25,980	Casella Waste Systems, Inc., Class A*	740,170
7,800	Encore Wire Corp.	391,404
27,280	Global Brass & Copper Holdings, Inc.	686,092

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	27

Schedule of Investments	James Micro Cap Fund

December 31, 2018 (Unaudited)

Shares		Value
	Industrial (continued)
5,410	NACCO Industries, Inc., Class A	$183,399
19,750	Quad/Graphics, Inc.	243,320
23,780	Stoneridge, Inc.*	586,177
21,090	Tower International, Inc.	501,942
20,370	Vectrus, Inc.*	439,585
		4,817,655

	Technology-17.27%
38,415	ACCO Brands Corp.	260,454
16,760	Blucora, Inc.*	446,486
1,381	Cabot Microelectronics Corp.	131,678
8,815	Engility Holdings, Inc.*	250,875
14,025	Nova Measuring Instruments, Ltd.*	319,490
19,641	Orbotech, Ltd.*	1,110,502
42,423	PC Connection, Inc.	1,261,236
17,090	Ultra Clean Holdings, Inc.*	144,752
		3,925,473

TOTAL COMMON STOCKS (Cost $19,647,094)		20,562,483

Shares		Value
U.S. TREASURY BONDS & NOTES-8.78%
	U.S. Treasury Notes-8.78%
$2,000,000	1.125%, 2/28/19	1,995,971

TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,996,388)		1,995,971

Shares		Value
SHORT TERM INVESTMENTS-0.76%
	Mutual Fund-0.76%
173,868	First American Treasury Obligations Fund, Class Z, 7-Day Yield 2.277%	173,868

TOTAL SHORT TERM INVESTMENTS (Cost $173,868)		173,868

TOTAL INVESTMENT SECURITIES-99.96% (Cost $21,817,350)		22,732,322
OTHER ASSETS IN EXCESS OF LIABILITIES-0.04%		9,249
NET ASSETS-100.00%		$22,741,571

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

28	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-72.84%
	Basic Materials-9.55%
1,000	Celanese Corp.	$89,970
11,000	Cleveland-Cliffs, Inc.*	84,590
10,000	Freeport-McMoRan, Inc.	103,100
6,000	Harsco Corp.*	119,160
2,375	International Paper Co.	95,855
3,500	Louisiana-Pacific Corp.	77,770
1,525	Newmont Mining Corp.	52,841
2,250	Nucor Corp.	116,573
4,000	Orion Engineered Carbons SA	101,120
3,775	Randgold Resources, Ltd., ADR, ADR	51,113
2,750	Steel Dynamics, Inc.	82,610
		974,702

	Consumer, Cyclical-11.43%
1,750	Asbury Automotive Group, Inc.*	116,655
1,500	Best Buy Co., Inc.	79,440
5,000	Bloomin' Brands, Inc.	89,450
1,000	Deckers Outdoor Corp.*	127,950
3,000	General Motors Co.	100,350
1,700	Kohl's Corp.	112,778
3,000	Lennar Corp., Class A	117,450
3,025	Macy's, Inc.	90,085
2,250	SkyWest, Inc.	100,058
4,000	Viacom, Inc., Class B	102,800
1,400	Walmart, Inc.	130,410
		1,167,426

	Consumer, Non-cyclical-7.26%
375	Anthem, Inc.	98,486
1,400	Helen of Troy, Ltd.*	183,652
300	Humana, Inc.	85,944
6,000	Kroger Co.	165,000
1,350	Merck & Co., Inc.	103,154
425	UnitedHealth Group, Inc.	105,876
		742,112

	Energy-5.13%
2,000	BP PLC, Sponsored ADR	75,840
2,700	ConocoPhillips	168,345
2,000	HollyFrontier Corp.	102,240
1,200	Phillips 66	103,380
1,000	Valero Energy Corp.	74,970
		524,775

	Financial-10.08%
2,200	Aflac, Inc.	100,232
1,400	Allstate Corp.	115,682
1,500	American Financial Group, Inc.	135,795
2,000	JPMorgan Chase & Co.	195,240
10,000	KeyCorp	147,800
6,150	Ladder Capital Corp., REIT	95,140
8,500	Regions Financial Corp.	113,730

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	29

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
1,700	Torchmark Corp.	$126,701
		1,030,320

	Industrial-7.80%
1,167	Arcosa, Inc.*	32,305
8,000	Dana, Inc.	109,040
1,200	Deere & Co.	179,004
500	FedEx Corp.	80,665
1,750	Greenbrier Cos., Inc.	69,195
4,950	H&E Equipment Services, Inc.	101,079
4,500	TriMas Corp.*	122,805
1,000	United Rentals, Inc.*	102,530
		796,623

	Technology-15.97%
675	Amgen, Inc.	131,402
700	Apple, Inc.	110,418
3,000	Avnet, Inc.	108,300
500	Broadcom, Inc.	127,140
1,500	Cabot Microelectronics Corp.	143,025
3,200	Cisco Systems, Inc.	138,656
7,125	Innoviva, Inc.*	124,331
3,100	Intel Corp.	145,483
5,000	KEMET Corp.	87,700
400	Lockheed Martin Corp.	104,736
4,000	Micron Technology, Inc.*	126,920
1,100	Motorola Solutions, Inc.	126,544
200	Northrop Grumman Corp.	48,980
6,000	Vishay Intertechnology, Inc.	108,060
		1,631,695

	Utilities-5.62%
8,475	AES Corp.	122,548
3,000	AT&T, Inc.	85,620
2,750	Exelon Corp.	124,025
3,650	NRG Energy, Inc.	144,540
1,750	Verizon Communications, Inc.	98,385
		575,118

TOTAL COMMON STOCKS (Cost $7,489,566)		7,442,771

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.87%
5,000	Global X MSCI Colombia ETF	38,950
1,400	iShares® MSCI Peru ETF	49,700

TOTAL EXCHANGE TRADED FUNDS (Cost $107,336)		88,650

See Notes to Financial Statements.

30	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares or Principal Amount		Value
CORPORATE BONDS-2.08%
	Consumer, Cyclical-0.65%
$67,000	Walt Disney Co., 0.875%, 7/12/19	$66,269

	Financial-0.49%
50,000	PNC Bank NA, 1.950%, 3/4/19	49,913

	Industrial-0.45%
50,000	General Electric Co., 2.700%, 10/9/22	46,394

	Technology-0.49%
50,000	Microsoft Corp., 1.850%, 2/6/20	49,631

TOTAL CORPORATE BONDS (Cost $217,040)		212,207

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-22.61%
	U.S. Treasury Bonds-5.10%
$550,000	2.750%, 11/15/47	521,347

	U.S. Treasury Notes-15.07%
850,000	1.125%, 2/28/19	848,287
300,000	1.625%, 6/30/19	298,641
400,000	1.375%, 9/15/20	392,386
		1,539,314
	United States Treasury Inflation Indexed Bonds-2.44%
252,441	0.625%, 7/15/21	249,691

TOTAL U.S. TREASURY BONDS & NOTES (Cost $2,305,712)		2,310,352

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-2.06%
	Mutual Fund-1.57%
160,896	First American Government Obligations Fund , Class Z, 7-Day Yield 2.249%	160,896

	U.S. Treasury Bill-0.49%
25,000	United States Treasury Bill, 2.347%, 4/25/2019(a)	24,807
25,000	United States Treasury Bill, 2.207%, 1/10/2019(a)	24,988
		49,795
TOTAL SHORT TERM INVESTMENTS (Cost $210,694)		210,691

TOTAL INVESTMENT SECURITIES-100.46% (Cost $10,330,348)		10,264,671
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.46)%		(46,571)
NET ASSETS-100.00%		$10,218,100

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	31

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2018 (Unaudited)

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS-89.13%
	Basic Materials-7.35%
6,330	Avery Dennison Corp.	$568,624
7,800	Celanese Corp.(a)	701,766
		1,270,390

	Consumer, Cyclical-11.36%
2,870	Best Buy Co., Inc.	151,995
9,610	Bloomin' Brands, Inc.	171,923
4,285	CVS Health Corp.(a)	280,721
3,400	Delta Air Lines, Inc.	169,660
4,970	General Motors Co.	166,246
6,930	Southwest Airlines Co.(a)	322,106
3,510	Target Corp.	231,976
5,900	Viacom, Inc., Class B	151,630
3,380	Walmart, Inc.	314,847
		1,961,104

	Consumer, Non-cyclical-13.89%
700	Anthem, Inc.	183,841
3,890	Grand Canyon Education, Inc.*	373,985
16,930	Kroger Co.	465,575
2,430	ManpowerGroup, Inc.	157,464
2,600	Merck & Co., Inc.	198,666
13,545	Pfizer, Inc.(a)	591,239
1,720	UnitedHealth Group, Inc.(a)	428,486
		2,399,256

	Energy-3.73%
60,825	Chesapeake Energy Corp.*	127,732
4,970	HollyFrontier Corp.	254,066
3,050	Phillips 66	262,758
		644,556

	Financial-19.38%
8,240	Aaron's, Inc.	346,492
6,900	Aflac, Inc.	314,364
2,200	Allstate Corp.	181,786
2,200	Capital One Financial Corp.	166,298
14,790	Chimera Investment Corp., REIT	263,558
9,750	Fifth Third Bancorp	229,417
8,140	JPMorgan Chase & Co.(a)	794,627
15,690	Regions Financial Corp.	209,932
5,750	Travelers Cos., Inc.(a)	688,563
5,120	Unum Group	150,426
		3,345,463

	Industrial-9.97%
4,130	BorgWarner, Inc.	143,476
7,030	Dana, Inc.	95,819
4,500	Deere & Co.	671,265
1,300	FedEx Corp.	209,729
9,560	Owens-Illinois, Inc.*	164,814

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	33

Schedule of Investments	James Long-Short Fund

December 31, 2018 (Unaudited)

Shares		Value
	Industrial (continued)
4,260	United Rentals, Inc.*	$436,778
		1,721,881

	Technology-16.81%
1,000	Amgen, Inc.	194,670
1,785	Apple, Inc.	281,566
9,870	Cisco Systems, Inc.	427,667
6,625	Deluxe Corp.(a)	254,665
5,650	Intel Corp.	265,155
700	Lockheed Martin Corp.	183,288
11,490	Micron Technology, Inc.*	364,578
1,800	Microsoft Corp.	182,826
3,560	Motorola Solutions, Inc.	409,542
1,380	Northrop Grumman Corp.(a)	337,962
		2,901,919

	Utilities-6.64%
2,590	American Electric Power Co., Inc.(a)	193,577
3,500	Edison International(a)	198,695
4,400	Exelon Corp.	198,440
5,985	NRG Energy, Inc.	237,006
7,785	PNM Resources, Inc.(a)	319,886
		1,147,604

TOTAL COMMON STOCKS (Cost $13,366,786)		15,392,173

Shares	Value
SHORT TERM INVESTMENTS-11.41%
Mutual Fund-11.41%
1,971,533	First American Treasury Obligations Fund, Class Z, 7-Day Yield 2.277%	1,971,533

TOTAL SHORT TERM INVESTMENTS (Cost $1,971,533)	1,971,533

TOTAL INVESTMENT SECURITIES-100.54% (Cost $15,338,319)	17,363,706
SECURITIES SOLD SHORT-(8.94)% (Proceeds $1,701,683)	(1,543,494)
OTHER ASSETS IN EXCESS OF LIABILITIES-8.40%	1,449,937	(b)
NET ASSETS-100.00%	$17,270,149

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(8.94)%
	Basic Materials-(0.73)%
(4,100)	Southern Copper Corp.	$(126,157)

	Communications-(0.76)%
(4,200)	Zillow Group, Inc., Class A	(132,006)

See Notes to Financial Statements.

34	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

 December 31, 2018 (Unaudited)

Shares		Value
	Consumer, Cyclical-(2.98)%
(6,000)	Liberty Global PLC, Class A	$(128,040)
(12,900)	Mattel, Inc.	(128,871)
(7,300)	Melco Resorts & Entertainment, Ltd.	(128,626)
(1,300)	Wynn Resorts, Ltd.	(128,583)
		(514,120)

	Financial-(0.72)%
(15,300)	Deutsche Bank AG	(124,695)

	Industrial-(1.40)%
(200)	Mettler-Toledo International, Inc.	(113,116)
(1,300)	Vulcan Materials Co.	(128,440)
		(241,556)

	Technology-(2.35)%
(2,200)	Incyte Corp.	(139,898)
(1,400)	Sage Therapeutics, Inc.	(134,106)
(1,200)	Sarepta Therapeutics, Inc.	(130,956)
		(404,960)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,701,683)		(1,543,494)

TOTAL SECURITIES SOLD SHORT-(8.94)% (Proceeds $1,701,683)		$(1,543,494)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $3,729,191.
(b)	Includes cash which is being held as collateral for securities sold short in the amount of $673,754.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	35

Statements of Assets and Liabilities	James Advantage Funds

December 31, 2018 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$1,308,021,374	$44,029,250	$15,162,257	$21,817,350	$10,330,348	$15,338,319
At value	$1,343,287,064	$40,282,399	$12,253,963	$22,732,322	$10,264,671	$17,363,706
Deposits with brokers for securities sold short	–	–	–	–	–	673,754
Dividends and interest receivable	4,898,552	57,554	11,360	37,558	20,165	27,076
Receivable for securities sold	134,269	279,763	1,280	8,281	–	776,728
Receivable for capital shares sold	341,658	35,274	100	–	7,480	100
Other assets	57,304	–	–	–	–	–
Total Assets	1,348,718,847	40,654,990	12,266,703	22,778,161	10,292,316	18,841,364

LIABILITIES:

Payable for securities sold short (proceeds $–, $–, $–, $–, $– and $1,701,683, respectively)	–	–	–	–	–	1,543,494
Payable for capital shares redeemed	14,583,832	49,232	13,487	7,156	65,631	5,317
Payable for securities purchased	3,867,882	1,509,165	–	–	–	–
Accrued expenses:
Management fees	860,064	43,681	13,437	29,427	8,581	18,637
12b-1 distribution and service fees	207,944	8,829	2,714	–	–	3,762
Trustee fees	650	11	6	6	4	5
Other payables	295,041	–	–	–	–	–
Total Liabilities	19,815,413	1,610,918	29,644	36,589	74,216	1,571,215
Net Assets	$1,328,903,434	$39,044,072	$12,237,059	$22,741,572	$10,218,100	$17,270,149

NET ASSETS CONSIST OF:

Paid-in capital	$1,275,621,768	$41,239,200	$15,590,249	$21,675,230	$10,659,429	$14,981,554
Total Distributable Earnings	53,281,666	(2,195,128)	(3,353,190)	1,066,341	(441,329)	2,288,595
Net Assets	$1,328,903,434	$39,044,072	$12,237,059	$22,741,571	$10,218,100	$17,270,149

See Notes to Financial Statements.

36	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities

December 31, 2018 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$926,363,198	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	47,784,230	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$19.39	N/A	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$402,540,236	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	21,027,177	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$19.14	N/A	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$39,044,072	$12,237,059	$22,741,571	$10,218,100	$17,270,149
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,870,744	1,623,249	1,683,757	1,092,196	1,365,929
Net assets value, offering price and redemption price per share	N/A	$20.87	$7.54	$13.51	$9.36	$12.64

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	37

Statements of Operations	James Advantage Funds

For the Six Months Ended December 31, 2018 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $47,327, $1,468, $2,371, $2,462, $300 and $705, respectively)	$8,580,453	$397,288	$115,676	$192,652	$83,314	$207,539
Interest	12,477,148	–	–	1,492	30,388	–
Total Investment Income	21,057,601	397,288	115,676	194,144	113,702	207,539
EXPENSES:
Management fees	6,668,293	324,535	92,655	204,838	53,941	121,863
12b-1 distribution and service fees - Retail Class	1,571,360	–	–	–	–	–
12b-1 distribution and service fees	–	65,411	18,667	–	–	24,551
Broker fees and charges on securities sold short	–	–	–	–	–	5,277
Administration fee	415,465	–	–	–	–	–
Transfer agent fee	131,222	–	–	–	–	–
Custodian fees	96,843	–	–	–	–	–
Professional fees	96,521	–	–	–	–	–
Trustee fees	101,832	2,598	713	1,316	507	919
Registration fees	32,353	–	–	–	–	–
Shareholder report printing and mailing	82,434	–	–	–	–	–
Other expenses	53,469	–	–	–	–	–
Total Expenses	9,249,792	392,544	112,035	206,154	54,448	152,610
Net Investment Income/(Loss)	11,807,809	4,744	3,641	(12,010)	59,254	54,929
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	38,794,035	214,158	(24,085)	486,994	(302,136)	465,903
Securities sold short	–	–	–	–	–	(4,718)
Foreign currency transactions	(20,913)	(118)	15	–	(6)	–
Total realized gain/(loss)	38,773,122	214,040	(24,070)	486,994	(302,142)	461,185
Net change in unrealized depreciation on investments	(188,021,687)	(13,310,937)	(3,506,822)	(6,147,817)	(1,065,574)	(2,984,655)
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	67,088
Net change in unrealized appreciation on foreign currency translation	7,938	–	–	–	–	–
Total change in unrealized appreciation/(depreciation)	(188,013,749)	(13,310,937)	(3,506,822)	(6,147,817)	(1,065,574)	(2,917,567)
Net Realized and Unrealized Loss on Investments	(149,240,627)	(13,096,897)	(3,530,892)	(5,660,823)	(1,367,716)	(2,456,382)
Net Decrease in Net Assets Resulting from Operations	$(137,432,818)	$(13,092,153)	$(3,527,251)	$(5,672,833)	$(1,308,462)	$(2,401,453)

See Notes to Financial Statements.

38	www.jamesfunds.com

Page Intentionally Left Blank

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income	$11,807,809	$32,974,101
Net realized gain	38,773,122	218,615,569
Net change in unrealized depreciation	(188,013,749)	(178,863,620)
Net increase/(decrease) in net assets resulting from operations	(137,432,818)	72,726,050

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings(1)	(98,349,481)	(139,197,486)
Institutional Class Shares:
From distributable earnings(2)	(49,793,588)	(84,473,998)
Decrease in net assets from distributions to shareholders	(148,143,069)	(223,671,484)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	20,737,258	130,840,615
Net asset value of shares issued in reinvestment of distributions to shareholders	95,493,984	135,381,667
Payments for shares redeemed, net of redemption fees	(516,193,517)	(820,705,338)
Net Decrease in net assets from Retail Class capital share transactions	(399,962,275)	(554,483,056)

Institutional Class Shares:
Proceeds from shares sold	37,239,871	149,242,321
Net asset value of shares issued in reinvestment of distributions to shareholders	40,854,039	66,623,349
Payments for shares redeemed	(414,337,665)	(543,632,020)
Net Decrease in net assets from Institutional Class capital share transactions	(336,243,755)	(327,766,350)
Total Decrease in Net Assets	(1,021,781,917)	(1,033,194,840)

NET ASSETS:

Beginning of period	2,350,685,351	3,383,880,191
End of period	$1,328,903,434	$2,350,685,351 (3)

See Notes to Financial Statements.

40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	907,341	5,371,862
Shares issued in reinvestment of distributions to shareholders	4,767,954	5,645,079
Shares redeemed	(22,836,119)	(33,682,073)
Net Decrease in shares outstanding	(17,160,824)	(22,665,132)
Shares outstanding, beginning of period	64,945,054	87,610,186
Shares outstanding, end of period	47,784,230	64,945,054

Institutional Class Shares:
Shares sold	1,674,130	6,192,447
Shares issued in reinvestment of distributions to shareholders	2,059,793	2,808,316
Shares redeemed	(18,974,489)	(22,647,178)
Net Decrease in shares outstanding	(15,240,566)	(13,646,415)
Shares outstanding, beginning of period	36,267,743	49,914,158
Shares outstanding, end of period	21,027,177	36,267,743

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $19,616,842 and net realized gains of $119,580,644.
(2)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $13,990,021 and net realized gains of $70,483,977.
(3)	For the year ended June 30, 2018, net assets included accumulated net investment income of $472,531.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	41

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income/(loss)	$4,744	$(202,634)
Net realized gain	214,040	10,754,578
Net change in unrealized depreciation	(13,310,937)	(3,552,340)
Net increase/(decrease) in net assets resulting from operations	(13,092,153)	6,999,604

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(3,818,168)	(13,592,161)
Decrease in net assets from distributions to shareholders	(3,818,168)	(13,592,161)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,359,533	3,339,992
Net asset value of shares issued in reinvestment of distributions to shareholders	3,744,085	12,971,014
Payments for shares redeemed	(7,416,306)	(19,054,254)
Net Decrease in net assets from capital share transactions	(2,312,688)	(2,743,248)
Total Decrease in Net Assets	(19,223,009)	(9,335,805)

NET ASSETS:

Beginning of period	58,267,081	67,602,886
End of period	$39,044,072	$58,267,081 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	49,599	102,092
Shares issued in reinvestment of distributions to shareholders	166,182	436,403
Shares redeemed	(278,699)	(595,417)
Net Decrease in shares outstanding	(62,918)	(56,922)
Shares outstanding, beginning of period	1,933,662	1,990,584
Shares outstanding, end of period	1,870,744	1,933,662

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $407,489 and net realized gains of $13,184,672.
(2)	For the year ended June 30, 2018, net assets included accumulated net investment income of $–.

See Notes to Financial Statements.

42	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income/(loss)	$3,641	$(26,249)
Net realized gain/(loss)	(24,070)	1,384,201
Net change in unrealized depreciation	(3,506,822)	(327,869)
Net increase/(decrease) in net assets resulting from operations	(3,527,251)	1,030,083

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(1,653,088)	(3,578,926)
Decrease in net assets from distributions to shareholders	(1,653,088)	(3,578,926)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,018,452	2,066,829
Net asset value of shares issued in reinvestment of distributions to shareholders	1,650,774	3,550,103
Payments for shares redeemed	(720,097)	(2,459,168)
Net Increase in net assets from capital share transactions	1,949,129	3,157,764
Total Increase/(Decrease) in Net Assets	(3,231,210)	608,921

NET ASSETS:

Beginning of period	15,468,269	14,859,348
End of period	$12,237,059	$15,468,269 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	99,171	163,932
Shares issued in reinvestment of distributions to shareholders	202,798	315,748
Shares redeemed	(79,617)	(204,577)
Net Increase in shares outstanding	222,352	275,103
Shares outstanding, beginning of period	1,400,897	1,125,794
Shares outstanding, end of period	1,623,249	1,400,897

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $55,290 and net realized gains of $3,523,636.

(2)	For the year ended June 30, 2018, net assets included accumulated net investment income of $–.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	43

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment loss	$(12,010)	$(62,762)
Net realized gain	486,994	1,040,424
Net change in unrealized appreciation/(depreciation)	(6,147,817)	1,984,895
Net increase/(decrease) in net assets resulting from operations	(5,672,833)	2,962,557

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(1,453,635)	(2,200,350)
Decrease in net assets from distributions to shareholders	(1,453,635)	(2,200,350)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	960,486	2,389,041
Net asset value of shares issued in reinvestment of distributions to shareholders	1,446,514	2,177,624
Payments for shares redeemed, net of redemption fees	(1,343,658)	(8,332,906)
Net Increase/(Decrease) in net assets from capital share transactions	1,063,342	(3,766,241)
Total Decrease in Net Assets	(6,063,126)	(3,004,034)

NET ASSETS:

Beginning of period	28,804,697	31,808,731
End of period	$22,741,571	$28,804,697 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	56,099	136,672
Shares issued in reinvestment of distributions to shareholders	102,372	126,190
Shares redeemed	(86,088)	(493,438)
Net Increase/(Decrease) in shares outstanding	72,383	(230,576)
Shares outstanding, beginning of period	1,611,373	1,841,949
Shares outstanding, end of period	1,683,756	1,611,373

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $97,620 and net realized gains of $2,102,730.

(2)	For the year ended June 30, 2018, net assets included accumulated net investment loss of $(35,512).

See Notes to Financial Statements.

44	www.jamesfunds.com

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income	$59,254	$93,703
Net realized gain/(loss)	(302,142)	394,823
Net change in unrealized appreciation/(depreciation)	(1,065,574)	217,184
Net increase/(decrease) in net assets resulting from operations	(1,308,462)	705,710

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(96,369)	(75,908)
Decrease in net assets from distributions to shareholders	(96,369)	(75,908)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	857,674	1,739,939
Net asset value of shares issued in reinvestment of distributions to shareholders	96,255	75,908
Payments for shares redeemed	(320,270)	(1,410,496)
Net Increase in net assets from capital share transactions	633,659	405,351
Total Increase/(Decrease) in Net Assets	(771,172)	1,035,153

NET ASSETS:

Beginning of period	10,989,272	9,954,119
End of period	$10,218,100	$10,989,272 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	81,766	160,956
Shares issued in reinvestment of distributions to shareholders	10,350	6,932
Shares redeemed	(30,570)	(133,033)
Net Increase in shares outstanding	61,546	34,855
Shares outstanding, beginning of period	1,030,650	995,795
Shares outstanding, end of period	1,092,196	1,030,650

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $75,908 and net realized gains of $-.
(2)	For the year ended June 30, 2018, net assets included accumulated net investment income of $40,605.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	45

Statements of Changes in Net Assets	James Long-Short Fund

	For the Six Months Ended December 31, 2018 (Unaudited)	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income	$54,929	$49,616
Net realized gain	461,185	562,679
Net change in unrealized depreciation	(2,917,567)	(327,633)
Net increase/(decrease) in net assets resulting from operations	(2,401,453)	284,662

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(75,854)	(64,997)
Decrease in net assets from distributions to shareholders	(75,854)	(64,997)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	366,826	1,566,816
Net asset value of shares issued in reinvestment of distributions to shareholders	75,790	64,533
Payments for shares redeemed	(680,746)	(3,324,551)
Net Decrease in net assets from capital share transactions	(238,130)	(1,693,202)
Total Decrease in Net Assets	(2,715,437)	(1,473,537)

NET ASSETS:

Beginning of period	19,985,586	21,459,123
End of period	$17,270,149	$19,985,586 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	26,168	105,469
Shares issued in reinvestment of distributions to shareholders	6,034	4,190
Shares redeemed	(47,374)	(226,680)
Net Decrease in shares outstanding	(15,172)	(117,021)
Shares outstanding, beginning of period	1,381,101	1,498,122
Shares outstanding, end of period	1,365,929	1,381,101

(1)	For the year ended June 30, 2018, total distributions from distributable earnings consisted of distributions from net investment income of $64,997 and net realized gains of $-.
(2)	For the year ended June 30, 2018, net assets included accumulated net investment income of $-.

See Notes to Financial Statements.

46	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$23.32		$24.70	$24.14	$24.96	$25.28	$22.55
Income/(Loss) from investment operations:
Net investment income(a)	0.13		0.26	0.25	0.25	0.22	0.24
Net realized and unrealized gain/(loss)	(1.97)		0.24	0.68	(0.41)	0.49	2.96
Total from investment operations	(1.84)		0.50	0.93	(0.16)	0.71	3.20

Less distributions:
From net investment income	(0.14)		(0.27)	(0.28)	(0.23)	(0.18)	(0.24)
From net realized gain on investments	(1.95)		(1.61)	(0.09)	(0.43)	(0.85)	(0.23)
Total distributions	(2.09)		(1.88)	(0.37)	(0.66)	(1.03)	(0.47)
Paid-in capital from redemption fees	–		–	0.00 (b)	–	–	–
Net asset value at end of year	$19.39		$23.32	$24.70	$24.14	$24.96	$25.28

Total return	(8.11	)%(c)	1.87%	3.92%	(0.64)%	2.90%	14.32%

Net assets, end of year (in thousands)	$926,363		$1,514,451	$2,163,786	$2,892,809	$2,973,350	$2,493,030

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.04	%(d)	0.99%	0.96%	0.96%	0.97%	1.00%
Ratio of net investment income to average net assets	1.13	%(d)	1.05%	1.02%	1.03%	0.87%	0.99%
Portfolio turnover rate	32	%(c)	75%	46%	46%	43%	32%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	47

Financial Highlights James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$23.06		$24.44	$23.89	$24.72	$25.05	$22.35
Income/(Loss) from investment operations:
Net investment income(a)	0.16		0.31	0.31	0.31	0.28	0.29
Net realized and unrealized gain/(loss)	(1.96)		0.25	0.68	(0.42)	0.50	2.94
Total from investment operations	(1.80)		0.56	0.99	(0.11)	0.78	3.23

Less distributions:
From net investment income	(0.17)		(0.33)	(0.35)	(0.29)	(0.26)	(0.30)
From net realized gain on investments	(1.95)		(1.61)	(0.09)	(0.43)	(0.85)	(0.23)
Total distributions	(2.12)		(1.94)	(0.44)	(0.72)	(1.11)	(0.53)
Paid-in capital from redemption fees	–		–	0.00 (b)	–	–	–
Net asset value at end of year	$19.14		$23.06	$24.44	$23.89	$24.72	$25.05

Total return	(8.03	)%(c)	2.16%	4.19%	(0.43)%	3.20%	14.59%

Net assets, end of year (in thousands)	$402,540		$836,234	$1,220,095	$1,512,751	$1,277,641	$805,973

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.79	%(d)	0.74%	0.71%	0.71%	0.73%	0.75%
Ratio of net investment income to average net assets	1.37	%(d)	1.30%	1.27%	1.28%	1.11%	1.24%
Portfolio turnover rate	32	%(c)	75%	46%	46%	43%	32%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

48	www.jamesfunds.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$30.13		$33.96	$30.64	$33.47	$33.88	$28.66
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.00	(b)	(0.10)	0.21	0.17	0.01	(0.00	)(c)
Net realized and unrealized gain/(loss)	(7.12)		3.82	3.28	(1.64)	(0.42)	6.12
Total from investment operations	(7.12)		3.72	3.49	(1.47)	(0.41)	6.12

Less distributions:
From net investment income	–		(0.19)	(0.17)	(0.12)	–	(0.90)
From net realized gain on investments	(2.14)		(7.36)	–	(1.24)	–	–
Total distributions	(2.14)		(7.55)	(0.17)	(1.36)	–	(0.90)
Net asset value at end of year	$20.87		$30.13	$33.96	$30.64	$33.47	$33.88

Total return	(24.17	)%(d)	11.41%	11.36%	(4.62)%	(1.21)%	21.46%

Net assets, end of year (in thousands)	$39,044		$58,267	$67,603	$84,226	$125,145	$163,537

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(e)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.02	%(e)	(0.32)%	0.62%	0.55%	0.04%	(0.00	)%(f)
Portfolio turnover rate	36	%(d)	124%	129%	57%	76%	62%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	49

Financial Highlights	James Mid Cap Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$11.04		$13.20	$13.56	$14.86	$16.42	$12.97
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.00	(b)	(0.02)	0.05	0.08	(0.02)	0.01
Net realized and unrealized gain/(loss)	(2.36)		1.03	1.29	(0.42)	(0.15)	3.87
Total from investment operations	(2.36)		1.01	1.34	(0.34)	(0.17)	3.88

Less distributions:
From net investment income	–		(0.04)	(0.02)	(0.05)	(0.01)	(0.04)
From net realized gain on investments	(1.14)		(3.13)	(1.68)	(0.91)	(1.38)	(0.39)
Total distributions	(1.14)		(3.17)	(1.70)	(0.96)	(1.39)	(0.43)
Net asset value at end of year	$7.54		$11.04	$13.20	$13.56	$14.86	$16.42

Total return	(22.16	)%(c)	7.27%	10.50%	(2.46)%	(0.86)%	30.34%

Net assets, end of year (in thousands)	$12,237		$15,468	$14,859	$14,326	$21,190	$18,631

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.05	%(d)	(0.17)%	0.35%	0.54%	(0.13)%	0.05%
Portfolio turnover rate	82	%(c)	191%	150%	47%	50%	31%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

50	www.jamesfunds.com

James Micro Cap Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$17.88		$17.27	$15.03	$15.11	$17.40	$13.96
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	(0.01)		(0.04)	0.04	(0.04)	0.06	(0.05)
Net realized and unrealized gain/(loss)	(3.45)		1.99	2.20	(0.06)	1.12	3.50
Total from investment operations	(3.46)		1.95	2.24	(0.10)	1.18	3.45

Less distributions:
From net investment income	–		(0.06)	–	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(0.91)		(1.29)	–	–	(3.45)	–
Total distributions	(0.91)		(1.35)	–	(0.01)	(3.47)	(0.01)
Paid-in capital from redemption fees	0.00	(b)	0.01	0.00 (b)	0.03	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.51		$17.88	$17.27	$15.03	$15.11	$17.40

Total return	(19.59	)%(c)	11.62%	14.90%	(0.44)%	7.95%	24.75%

Net assets, end of year (in thousands)	$22,742		$28,805	$31,809	$26,515	$24,026	$16,256

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.09	)%(d)	(0.22)%	0.23%	(0.24)%	0.38%	(0.31)%
Portfolio turnover rate	24	%(c)	37%	97%	44%	52%	96%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	51

Financial Highlights	James Aggressive Allocation Fund

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.66		$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.06		0.10	0.09	0.07
Net realized and unrealized gain/(loss)	(1.27)		0.64	0.53	(0.57)
Total from investment operations	(1.21)		0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.09)		(0.08)	(0.09)	(0.03)
Total distributions	(0.09)		(0.08)	(0.09)	(0.03)
Net asset value at end of year	$9.36		$10.66	$10.00	$9.47

Total return	(11.36	)%(c)	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$10,218		$10,989	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.07	%(d)	0.90%	0.95%	0.81%
Portfolio turnover rate	42	%(c)	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.

(b)	Calculated using the average shares method.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

52	www.jamesfunds.com

James Long-Short Fund	Financial Highlights

For a share outstanding throughout the years or period indicated.

	For the Six Months Ended December 31, 2018 (Unaudited)		For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$14.47		$14.32	$12.98	$13.24	$13.80	$11.70
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.04		0.03	0.05	(0.09)	(0.13)	(0.06)
Net realized and unrealized gain/(loss)	(1.81)		0.17	1.29	(0.17)	(0.43)	2.16
Total from investment operations	(1.77)		0.20	1.34	(0.26)	(0.56)	2.10

Less distributions:
From net investment income	(0.06)		(0.05)	–	–	–	–
Total distributions	(0.06)		(0.05)	–	–	–	–
Net asset value at end of year	$12.64		$14.47	$14.32	$12.98	$13.24	$13.80

Total return	(12.26	)%(b)	1.35%	10.32%	(1.96)%	(4.06)%	17.95%

Net assets, end of year (in thousands)	$17,270		$19,986	$21,459	$24,705	$33,890	$23,446

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(c)	1.56	%(d)	1.59%	1.56%	2.50%	2.70%	2.57%
Ratio of net investment income/(loss) to average net assets	0.56	%(d)	0.23%	0.40%	(0.70)%	(0.92)%	(0.44)%
Portfolio turnover rate	25	%(b)	21%	38%	49%	117%	171%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Dividend and interest expense on securities sold short totaled 0.06%, 0.09%, 0.06%, 1.00%, 1.20% and 1.07% of average net assets for the six months ended December 31, 2018 and the years ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014, respectively.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2018	53

Notes to Financial Statements	James Advantage Funds

December 31, 2018 (Unaudited)

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of December 31, 2018, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $6.25 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The James Mid Cap Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the Russell Midcap® Index. As of December 31, 2018, the stock with the maximum capitalization in the Russell Midcap® Index had a capitalization of $35.62 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of December 31, 2018, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $2.18 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

James Long-Short Fund seeks to provide long-term capital appreciation. The James Long-Short Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The James Long-Short Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The James Long-Short Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $1,255 and $19,044 for the six months ended December 31, 2018 and the year ended June 30, 2018, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2018 (Unaudited)

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or
Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | December 31, 2018	55

Notes to Financial Statements	James Advantage Funds

December 31, 2018 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

James Balanced: Golden Rainbow Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$519,992,233	$–	$–	$519,992,233
Exchange Traded Funds	2,709,036	–	–	2,709,036
Corporate Bonds	–	101,943,697	–	101,943,697
Municipal Bonds	–	78,275,804	–	78,275,804
U.S. Government Agencies	–	127,363,270	–	127,363,270
Mortgage Backed Securities	–	31,114,459	–	31,114,459
U.S. Treasury Bonds & Notes	297,524,249	–	–	297,524,249
Foreign Bonds	–	24,631,830	–	24,631,830
Short Term Investments	159,732,486	–	–	159,732,486
Total	$979,958,004	$363,329,060	$–	$1,343,287,064

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$37,169,988	$–	$–	$37,169,988
Short Term Investments	3,112,411	–	–	3,112,411
Total	$40,282,399	$–	$–	$40,282,399

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,855,487	$–	$–	$11,855,487
Short Term Investments	398,476	–	–	398,476
Total	$12,253,963	$–	$–	$12,253,963

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,562,483	$–	$–	$20,562,483
U.S. Treasury Bonds & Notes	1,995,971	–	–	1,995,971
Short Term Investments	173,868	–	–	173,868
Total	$22,732,322	$–	$–	$22,732,322

James Aggressive Allocation Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,442,771	$–	$–	$7,442,771
Exchange Traded Funds	88,650	–	–	88,650
Corporate Bonds	–	212,207	–	212,207
U.S. Treasury Bonds & Notes	2,310,352	–	–	2,310,352
Short Term Investments	210,691	–	–	210,691
Total	$10,052,464	$212,207	$–	$10,264,671

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2018 (Unaudited)

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,392,173	$–	$–	$15,392,173
Short Term Investments	1,971,533	–	–	1,971,533
Total	$17,363,706	$–	$–	$17,363,706

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(1,543,494)	$–	$–	$(1,543,494)
TOTAL	$(1,543,494)	$–	$–	$(1,543,494)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2018, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or equity securities sufficient to collateralize the market value of the Fund’s short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Semi-Annual Report | December 31, 2018	57

Notes to Financial Statements	James Advantage Funds

December 31, 2018 (Unaudited)

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Advisor pays the expenses of each Fund, except for the James Balanced: Golden Rainbow fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

58	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2018 (Unaudited)

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Tax cost of portfolio investments	$1,309,069,710	$44,029,250	$15,170,357	$21,817,350	$10,333,713	$15,369,408
Gross unrealized appreciation	$86,595,839	$2,449,826	$177,398	$3,168,878	$633,977	$3,733,415
Gross unrealized depreciation	(52,378,485)	(6,196,677)	(3,093,792)	(2,253,906)	(703,019)	(1,580,928)
Net unrealized appreciation (depreciation)	34,217,354	(3,746,851)	(2,916,394)	914,972	(69,042)	2,152,487
Total	$34,217,354	$(3,746,851)	$(2,916,394)	$914,972	$(69,042)	$2,152,487

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2018 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$33,606,863	$1,959,939	$523,039	$97,622	$75,908	$64,997
Long-Term Capital Gains	190,064,621	11,632,222	3,055,887	2,102,728	–	–
Total	$223,671,484	$13,592,161	$3,578,926	$2,200,350	$75,908	$64,997

The tax character of distributions paid for the year ended June 30, 2017 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$49,812,849	$400,002	$131,210	$–	$84,996	$–
Long-Term Capital Gains	15,722,370	–	1,563,232	–	–	–
Total	$65,535,219	$400,002	$1,694,442	$–	$84,996	$–

Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$303,845	$–

The Funds elect to defer to the year ending June 30, 2019 capital losses recognized during the period November 1, 2017 through December 30, 2018 in the amount of:

Amount
James Aggressive Allocation Fund	$67,259

Semi-Annual Report | December 31, 2018	59

Notes to Financial Statements	James Advantage Funds

December 31, 2018 (Unaudited)

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in other long-term U.S. Government obligations for the six months ended December 31, 2018 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$73,313,178	$372,030,896
James Micro Cap Fund	1,995,642	–
James Aggressive Allocation Fund	731,944	866,775

Purchases and sales (including maturities) of investments in other long-term securities for the six months ended December 31, 2018 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$488,011,343	$1,042,384,180
James Small Cap Fund	18,454,528	25,461,845
James Mid Cap Fund	11,992,553	11,869,741
James Micro Cap Fund	5,591,353	5,803,180
James Aggressive Allocation Fund	4,665,506	3,670,478
James Long-Short Fund	4,342,947	4,466,101

For the six months ended December 31, 2018, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $1,735,645 and $590,638, respectively, for the James Long-Short Fund. As of December 31, 2018, the James Long-Short Fund held securities sold short with a value of $1,543,494. Unrealized appreciation from short sales as of December 31, 2018 were $158,189.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

60	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2018 (Unaudited)

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the six months ended December 31, 2018 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the six months ended December 31, 2018 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long-Short Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $210 for any special meeting held outside of a regularly scheduled board meeting, and (5) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the six months ended December 31, 2018, the Funds did not utilize their line of credit. Each Fund’s line of credit agreement expired on July 10, 2018 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate*	July 9, 2019
James Small Cap Fund	$3,500,000	Prime Rate*	July 9, 2019
James Mid Cap Fund	$750,000	Prime Rate*	July 9, 2019
James Micro Cap Fund	$1,500,000	Prime Rate*	July 9, 2019
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 9, 2019
James Long-Short Fund	$3,000,000	Prime Rate*	July 9, 2019

*	The rate at which the Bank announces as its prime lending rate.

Semi-Annual Report | December 31, 2018	61

Notes to Financial Statements	James Advantage Funds

December 31, 2018 (Unaudited)

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods.

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has chosen to early adopt the eliminated or modified disclosures for the period ended December 31, 2018.

62	www.jamesfunds.com

James Advantage Funds	Additional Information

December 31, 2018 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | December 31, 2018	63

Privacy Policy	James Advantage Funds

December 31, 2018 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes - information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

64	www.jamesfunds.com

For information about the Funds,
or to make inquiries about the Funds, please
call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:  March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:  March 7, 2019

By (Signature and Title)

/s/ Amy K. Broerman

Amy K. Broerman

Chief Financial Officer

Date:  March 7, 2019